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                                                                  Exhibit 10.3

                           CERTIFICATE OF DESIGNATION

                                       OF

                      SERIES A NON-VOTING PREFERRED STOCK

                                       OF

                        TELECOM WIRELESS SOLUTIONS, INC.

       (Pursuant to Section 151 of the Delaware General Corporation Law)

      The undersigned, being the President and Assistant Secretary of Telecom Wireless Solutions, Inc., a Delaware corporation (the "Corporation"), certify that pursuant to authority granted to and vested in the Board of Directors of the Corporation by the provisions of the Certificate of Incorporation of the Corporation, the Board of Directors has adopted the following resolution creating a series of Preferred Stock of the Corporation designated as the Series A Non-Voting Convertible Preferred Stock:

      RESOLVED, that a series of Preferred Stock, par value $.001 per share, consisting of 4,000,000 shares, is hereby authorized and the designation, amount, voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are hereby fixed as follows:

1.    DESIGNATION AND AMOUNT

      The shares of such series shall be designated as Series A Non-Voting Convertible Preferred Stock (the "Series A Non-Voting Preferred Stock"), and the number of shares constituting the Series A Non-Voting Preferred Stock shall be 4,000,000. Such number of shares may be increased or decreased by a resolution duly adopted by the Board of Directors; PROVIDED, that no decrease shall reduce the number of shares of Series A Non-Voting Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights, or warrants or upon the conversion of any outstanding securities issued by the Corporation that are convertible into Series A Non-Voting Preferred Stock. Except as provided in this Certificate of Designations, the Non-Voting Series A Preferred Stock shall have the same rights and privileges, and be entitled to the same economic benefits, as the Corporation's common stock ("Common Stock").

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2.    DIVIDENDS

      (a) No dividends shall be declared or paid on any Series A Non-Voting Preferred Stock unless a dividend is declared and paid with respect to all outstanding shares of Common Stock; in such event, holders of the Series A Non-Voting Preferred Stock shall receive, when declared by the Board of Directors out of funds legally available therefor, a dividend for each share of Series A Non-Voting Preferred Stock equal to the amount of dividends paid on each share of Common Stock. All such dividends shall be at the discretion of the Board of Directors.

      (b) The Board of Directors shall fix a record date for the determination of holders of shares of Series A Non-Voting Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be not more than 45 days prior to the date fixed for the payment thereof.

3.    VOTING RIGHTS; CHANGE OF CONTROL; RIGHTS OF CO-SALE

      (a) Except as specified below and as required by applicable law, the Series A Non-Voting Preferred Stock shall have no voting rights.

      (b) In the event of any capital reorganization of the Corporation, any reclassification of the stock of the Corporation (other than a change in par value or from no par value to par value or from par value to no par value as a result of a stock dividend or subdivision, split-up or combination of shares), or in the event of a Change in Control (hereafter defined), each share of Series A Non-Voting Preferred Stock then outstanding shall have the same vote as each share of Common Stock and shall be entitled to the same rights and benefits as each share of Common Stock in such capital reorganization, reclassification or Change in Control. Change of Control shall mean a sale of a majority of the assets of, or the transfer, in any transaction or series of transactions, of a majority of the voting equity of the Corporation, whether by separate or combined actions of the Corporation or one or more of its stockholders. Holders of shares of Series A Non-Voting Preferred Stock shall have the right to participate in such transactions on a pro rata basis, whether by tender, exchange, or otherwise, as if they were holders of shares of Common Stock.

4.    CONVERSION

      (a) Upon the date of the closing ("Closing Date") of the first underwritten pubic offering for the account of the Corporation of Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended (a "Qualified Public Offering"), each share of Series A Non-Voting Preferred Stock then outstanding shall, by virtue of and simultaneously with such Qualified Public Offering, be deemed automatically converted into that number of fully paid and nonassessable shares of Common Stock on a one to one basis.

      (b) As promptly as possible after the Closing Date of any Qualified Public Offering and the delivery to the Corporation of the certificate or certificates for the shares of Series A Non-Voting Preferred Stock which have been converted, duly endorsed or assigned in blank to the Corporation (if required by it), the Corporation shall issue and deliver to or


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upon the written order of each holder of Series A Non-Voting Preferred Stock, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which the holder is entitled. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record on the Closing Date of such Qualified Public Offering and on such date the shares of Series A
Non-Voting Preferred Stock shall cease to be outstanding, whether or not the certificates representing such shares have been received by the Corporation.

      (c) In addition to the events described in 4(b) above, shares of Series A Non-Voting Preferred Stock shall be deemed automatically converted into Common Stock on a one to one basis whenever the FCC's rules, regulations or policies would so permit.

      (d) Any conversion of Series A Non-Voting Preferred Stock into Common Stock shall be limited to that number of shares as would not disqualify OPM Auction Co. or any of its successor entities ("OPM"), under the FCC rules from continuing to hold the FCC licenses OPM currently holds or would not result in the imposition of any unjust enrichment penalties under the FCC's rules, relating to the FCC licenses OPM currently holds by reason of OPM's status as a "Small Business" under the FCC's rules, in either case, so long as such licenses are so held. Notwithstanding the foregoing, Stanford Financial Group shall have the option, in its sole discretion, to make any unjust enrichment payment necessary to enable the conversion of Series A Non-Voting Preferred Stock into Common Stock.

      (e) All shares of Common Stock which may be delivered upon conversions of shares of Series A Non-Voting Preferred Stock shall upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights. If necessary, the Corporation shall reduce the par value of the Common Stock so that all shares of Common Stock delivered upon conversions of shares of Series A Non-Voting Preferred Stock shall be fully paid and non-assessable.

      (f) The Corporation at all times shall reserve and keep available, out of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of shares of Series A Non-Voting Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series A Non-Voting Preferred Stock not theretofore converted. For purposes of this reservation of Common Stock, the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series A Non-Voting Preferred Stock shall be computed as if at the time of computation all outstanding shares of Series A Non-Voting Preferred Stock were held by a single holder. The issuance of shares of Common Stock upon conversion of shares of Series A Non-Voting Preferred Stock is authorized in all respects.

      (g) All or any portion of the shares of Series A Non-Voting Preferred Stock held by any holder shall convert effective immediately prior to the close of business on the date that the Company has received from such holder of Series A Non-Voting Preferred Stock (i) a notice of conversion to the Company, setting forth the number of shares to be converted (with such notice not required if conversion is automatic upon the occurrence of an


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event), (ii) an executed stock power assigning and transferring such shares of
Series A Non-Voting Preferred Stock to the Company (such stock power not required if conversion is automatic upon the occurrence of an event), (iii) certificates representing the share of Series A Non-Voting Preferred Stock to be converted and (iv) a written notice to the Company stating therein the name or names of its nominees in which it wishes the Common Stock to be issued. The shares of Common Stock shall be deemed issued upon compliance with the foregoing requirements and the holder of Series A Non-Voting Preferred Stock thereof shall be entitled to exercise and enjoy all rights with respect to such shares of Common Stock. The Company shall, as soon as practicable thereafter, but in any event within 10 days or such earlier date as required by the holder of the Series A Non-Voting Preferred Stock to effectuate a sale of the Common Stock, issue and deliver certificates representing Common Stock at the Company's office to such holder of the Series A Non-Voting Preferred Stock, or to his or her nominee or nominees. If the conversion is in connection with an underwritten public offering of securities registered pursuant to the Securities Act, the conversion shall be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Series A Non-Voting Preferred Stock shall not be deemed to have converted such Series A Non-Voting Preferred Stock until immediately prior to the closing of such sale of securities.

      (h) In case the Company shall (i) pay a dividend in Common Stock or (ii) subdivide or split-up its outstanding Common Stock, then, following the record date for the determination of the holders of Common Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up, the number of shares of Common Stock issuable on conversion of each share of Series A Non-Voting Preferred Stock shall be increased accordingly.

      (i) If the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, following the record date to determine shares affected by such combination, the number of shares of Common Stock issuable on conversion of each share of Series A Non-Voting Preferred shall be decreased in proportion to such decrease in outstanding shares.

5.    LIQUIDATION

      (a) The holders of Series A Non-Voting Preferred Stock shall be entitled to participate equally, on a share-for-share basis with, and with no preference to, the holders of Common Stock in any distribution of the Corporation's assets upon liquidation, dissolution or winding up of the Corporation.

      (b) Neither the consolidation nor the merger of the Corporation into or with another corporation or corporations shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section.


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6.    STATUS OF REACQUIRED SHARES

      Shares of Series A Non-Voting Preferred Stock issued and reacquired by the Corporation (including, without limitation, shares of Series A Non-Voting Preferred Stock that have been converted into shares of Common Stock) shall have the status of authorized and unissued shares of Preferred Stock, undesignated as to series and subject to later issuance.

7.    PREEMPTIVE RIGHTS

      Shares of Series A Non-Voting Preferred Stock are not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

8.    REDEMPTION

      Shares of Series A Non-Voting Preferred Stock shall not be subject either to voluntary or to involuntary redemption.

      IN WITNESS WHEREOF, we have executed this Certificate of Designations and affirm that the statements made herein are true under the penalties of perjury, this 19th day of April, 2001.

                                          TELECOM WIRELESS SOLUTIONS, INC.


                                          By: /s/ David D. Lasier
                                              ---------------------------------
                                                   David D. Lasier
                                                   President


                                          By: /s/ Richard A. Cohen
                                              ---------------------------------
                                                   Richard A. Cohen
                                                   Assistant Secretary


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STATE OF                               )
         -------------------------
                                  : ss.:
COUNTY OF                              )
          ------------------------

On the _____ day of April, 2001, before me came DAVID D. LASIER to me known, who being by me duly sworn did depose and say that he resides at ___________________ ____________________________, city of _____________________________, state of
___________________________; that he is the President of Telecom Wireless Solutions, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that it was so affixed by the order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Notary Public,                 County
                                                          ---------------

STATE OF                               )
         -------------------------
                                  : ss.:
COUNTY OF                              )
          ------------------------

      On the _____ day of April, 2001, before me came RICHARD A. COHEN to me known, who being by me duly sworn did depose and say that he resides at ____________________________, city of _____________________________, state of
_______________________; that he is the Assistant Secretary of Telecom Wireless Solutions, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that it was so affixed by the order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Notary Public,                 County
                                                          ---------------


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